Exhibit 99.2

Enjoy Technology Completes Business Combination with Marquee Raine Acquisition Corp. to Become a Publicly Traded Company Reinventing “Commerce at Home”

Enjoy Common Stock to Begin Trading on Nasdaq Stock Exchange Under the Ticker Symbol “ENJY” on October 18, 2021

Enjoy Has Raised More Than $250 Million Gross to Support Accelerating Growth, Launch of Transformational Smart Last MileTM Solution and Expansion to Approximately 100 North American Markets

Enjoy to Ring the Nasdaq Opening Bell on October 18, 2021

Palo Alto, CA – October 15, 2021 – Enjoy Technology, Inc. (“Enjoy” or the “Company”), a technology-powered service platform reinventing “Commerce at Home,” today announced the completion of its business combination with Marquee Raine Acquisition Corp. (“Marquee Raine”) (NASDAQ: MRAC), a TMT-focused special purpose acquisition company, to become a publicly traded company. The combined company will operate as Enjoy Technology, Inc. and its common stock and warrants will begin trading on the Nasdaq stock exchange (“Nasdaq”) under the ticker symbols “ENJY” and “ENJYW,” respectively, on October 18, 2021.

The business combination was approved at a special meeting of Marquee Raine shareholders held on October 13, 2021. Enjoy raised more than $250 million gross in growth capital over the course of the transaction.

“Today marks a significant milestone for Enjoy,” said Ron Johnson, CEO and Founder of Enjoy. “At Enjoy, we are pioneering the next disruptive channel in retail as we reinvent ‘Commerce at Home.’ We are launching our Smart Last MileTM solution to reimagine the last mile for our partners by providing fast, convenient and personalized experiences for customers. As a public company, we believe Enjoy is poised to scale our business, add new services and meet our partners’ requests to accelerate our expansion into new markets. We are excited to embark on this new chapter with Marquee Raine and all of our investors as we meet the expected increasing demand for Enjoy.”

“We believe Enjoy is at the forefront of the transformation underway in retail, driven by an unmatched level of customer satisfaction and its proprietary mobile technology platform,” said Tom Ricketts, Co-Chairman of Marquee Raine, Executive Chairman of the Chicago Cubs and a member of Enjoy’s Board of Directors. “With its innovative platform and strong partnerships with the world’s leading consumer companies, we believe Enjoy is positioned for long-term growth and success. We look forward to working with Ron and the entire Enjoy team through its next chapter as a public company.”

“We are thrilled to complete our combination with Enjoy,” said Brett Varsov, Co-CEO of Marquee Raine, Partner at The Raine Group and a member of Enjoy’s Board of Directors. “As Enjoy enters the public markets, the Company has a strong market position, is expanding its relationships with key partners and is making the right investments to capitalize on its first-mover advantage to achieve long-term growth and success.”

CEO and Founder Ron Johnson will continue to lead the combined company, along with Enjoy’s management team, through Enjoy’s next phase of growth, innovation and expansion with its key partners.

As the retail market accelerates its shift toward “Commerce at Home,” Enjoy continues to see increasing demand for its personalized, convenient retail experiences and services. This quarter, Enjoy is launching its complete Smart Last MileTM solution in North America, a transformational service expansion that positions Enjoy to access significantly more inventory and address a larger share of its partners’ customer demand in time for the 2021 holiday season. In response to requests from its partners, Enjoy plans to expand to serve a total of approximately 100 markets in North America and expand its global population coverage to about 235 million addressable customers.

Enjoy will be ringing the Nasdaq opening bell at 9:30 a.m. ET on October 18, 2021. The opening bell ceremony will be broadcast live on Nasdaq’s website.

Advisors

The Raine Group (“Raine”) acted as lead financial advisor to Marquee Raine. Houlihan Lokey acted as financial advisor to Marquee Raine. Credit Suisse Securities (USA) LLC (“Credit Suisse”) acted as lead capital markets advisor and financial advisor to Enjoy. Goldman Sachs & Co. LLC (“Goldman Sachs”) also acted as financial advisor to Enjoy. Baird, Stifel Nicolaus & Company, Telsey Advisory Group, LLC and Loop Capital Markets acted as capital markets advisors to Enjoy. Weil, Gotshal & Manges LLP acted as legal advisor to Marquee Raine and Cooley LLP acted as legal advisor to Enjoy.

Raine, Credit Suisse and Goldman Sachs acted as placement agents on the private placement.

About Enjoy Technology

Enjoy Technology is a technology-powered platform reinventing “Commerce at Home” to bring the best of the store directly to the customer. Enjoy has formed multi-year commercial relationships with some of the world’s leading consumer brands to bring the products, services and subscriptions their customers love through the door directly in the comfort and convenience of their homes. Co-founded by Apple retail strategist, Ron Johnson, Enjoy has pioneered a new retail experience that we believe can do everything a traditional retail experience offers, but better, through its Mobile Stores. Enjoy currently operates in the United States, Canada and the United Kingdom. Headquartered in Palo Alto, CA, Enjoy is leading the reinvention of “Commerce at Home.” To learn more about Enjoy, please visit: www.enjoy.com/.

About Marquee Raine Acquisition Corp.

Marquee Raine Acquisition Corp. is a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. While the company may pursue an acquisition opportunity in any business industry or sector, it intends to focus on high growth sectors of TMT including, but not limited to, opportunities in interactive entertainment and games, real money gaming, digital media, sports and sports-enabled assets, health and wellness, out-of-home and live entertainment, audio content and podcasting, technology, or other opportunities in adjacent sectors.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact contained in this release, including statements regarding Enjoy’s future operating results and financial position, business strategy and plans, objectives of management for future operations are forward-looking statements. These statements are based on Enjoy’s current expectations, assumptions, estimates and projections. These statements involve known and unknown risks, uncertainties and other important factors that may cause Enjoy’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions regarding the Enjoy’s business, the economy and other future conditions.

In some cases, you can identify forward-looking statements by terms such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative of these terms or other similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, without limitation, those factors described in the Company’s filings with the Securities and Exchange Commission.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. New risks and uncertainties arise over time, and it is not possible for Enjoy’s to predict those events or how they may affect Enjoy. If a change to the events and circumstances reflected in Enjoy’s forward-looking statements occurs, Enjoy’s business, financial condition and operating results may vary materially from those expressed in Enjoy’s forward-looking statements. If a change to the events and circumstances reflected in Enjoy’s forward-looking statements occurs, Enjoy’s business, financial condition and operating results may vary materially from those expressed in Enjoy’s forward-looking statements. Except as required by applicable law, Enjoy does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

Contacts:

For Enjoy Technology:

Media

Abernathy MacGregor

Tom Johnson and Dan Scorpio

tbj@abmac.com / dps@abmac.com

917-747-6990 / 646-899-8118

Investors

Abernathy MacGregor

Sheila Ennis and Sarah Knakmuhs

sbe@abmac.com / sfk@abmac.com

510-604-8027 / 202-913-4802

For Marquee Raine Acquisition Corp.:

Culloton + Bauer Luce and ASC Advisors

Dennis Culloton and Taylor Ingraham

dc@cullotonbauerluce.com / tingraham@ascadvisors.com

312-228-4780 / 203-992-1230